LD Micro Conference - 2013

Safe Harbor Statement Safe Harbor statement under the Private Securities Litigation Reform Act of 1995 Statements in this presentation looking forward in time involve risks and uncertainties, including the risks associated with the effect of changing economic conditions, trends in the markets, the effect and possibility of a spinoff, the successful monetization of the patent, variations in the company's cash flow, competition, celebrity programs, business development efforts, technology availability and cost of materials and other risk factors . Factors that could cause actual results to differ materially are discussed in the Company's most recent filings with the Securities and Exchange Commission . December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 2

About Paid, Inc. (PAYD) • PAID began in 1999 as an online sports memorabilia auction company. • PAID also developed a person - to - person auction platform, AuctionInc . • In 2002, the Company was focused on auction management tools to help sellers expedite the process of selling online. • In 2005 PAID launched its proprietary fan club and eCommerce platform, PCMS. • In 2008, the Company received it’s first patent. • During the last 5 years the Company has been expanding its platform into entertainment and charitable organizations. December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 3

Summary of Services • Custom Web Design & Development • Web Site Management & Hosting • Merchandising ; Tour, Retail and Online • E - Commerce • Social Media Marketing • Customer Capture & Database Management • Inventory Management • Pick , Pack & Ship Fulfillment • Customer Service • Live Concert & Event VIP Fan Experiences December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 4 VIP Fan Experience Website Design Merchandising Widgets

1. Completing the separation of the intellectual property (IP) and celebrity services businesses ; 2. Identifying how to grow the celebrity services business to generate operating cash and consistent profitability without diluting shareholders; and 3. Working with legal counsel to maximize the value of PAID's IP for shareholders . December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 5

December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 6 "MCN is thrilled to be teaming up with PAID, Inc.'s Celebrity Services division," said Lang Scott, president of MCN. "We have been thoroughly impressed with their operation and staff, and look forward to what our two companies can achieve together. PAID has a stellar reputation in the entertainment industry." Music City Networks is a web and digital media agency that provides a one - stop, integrated solution for connecting artists with their fans. In business since 2001, Music City Networks has executed digital strategies for many of the biggest names in the entertainment industry; Lady Antebellum, Eric Church, Stand Up to Cancer, Aerosmith, to name a few. SERVICES Websites Digital Strategy E - commerce Mobile Apps Merchandise Webstores Fan Clubs Digital Downloads Ticketing

MCN Infrastructure MCN, much like PAID, believes in providing the best support and service for their clients. MCN has put their website infrastructure in the Amazon Cloud. This provides the scalability and growth for MCN and PAID. With thousands of concurrent users checking out, buying tickets, or searching for their favorite artists’ tour information, uptime and deliverability are essential. December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 7 • Dynamic Data Management • Persistent Shopping Cart • Fraud Management • Secure 128 Bit SSL • Real - Time Credit Card Processing • Dynamic Content Management • International Order Processing • Strike - Through Sale Pricing & Handling • Promotion Management • Patented Shipping Calculator

AuctionInc – Background • AuctionInc . was founded in 1997 as a person - to - person auction platform, similar to eBay. The platform was transformed into online auction management software to streamline order processing and customer management. • PAID built a shipping calculator to address the delays and extra work caused by the need to determine shipping methods and cost with the customer. • Over time the product line has expanded to include shopping carts for ecommerce sites, including integrations with Mals Ecommerce Cart, Shopify and an API for direct access into our shipping engine. December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 8

eCommerce Services Provided • PayPal - style Shopping Cart: The ShopCart has all the robust shipping calculations that our other products offer along with its integration to Paypal for checkout . • Comprehensive Shipping Calculator: You can use this tool everywhere on the Internet, including your website, a classified listing, anywhere that you need to provide a shipping calculation to your customers. • Calculator for Mals - ecommerce & Shopify Shopping Cart: Our seamless “Plug - in” technology allows for the easiest possible set - up; making our shipping gateway the most complete and functional shipping module for Mal’s e - commerce vendors . December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 9 AuctionInc – Services

eCommerce Services Provided • International Module for ShopCart and ShipCalc : Paid Inc’s Global Module is a direct plug into the Paid ShipCalc and ShopCart products, providing 12 services from UPS, USPS, DHL and FedEx to over 230 countries . • Shipping Calculator API: Calls made to Paid’s web service return shipping calculations based upon your business rules and shipping preferences, which can then be shown to your shoppers and integrated into your cart. December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 10 AuctionInc – Services

How important is an Integrated Shipping Calculator when buying online? December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 11 AuctionInc – Integration “ This past year, we analyzed the removal of the shipping calculator from the product and add - to - cart pages. The only place a visitor could find the shipping calculator was on the shipping & billing page. Compared against the time period where the shipping calculator was visible on the product and cart pages, we saw a dramatic drop in conversion rates of 20%.” By Dan T. at www.eclusiveconcepts.com

Forrester Research Study: • The estimated total of annual abandoned shopping cart revenue will reach $31 Billion dollars . • Shipping costs are the number 1 reason for shopping cart abandonment. • 44 % of shopping carts are abandoned because of shipping costs are too high. • 57 % of web buyers deem standard shipping costs of up to 10% of the transaction value as reasonable December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 12 AuctionInc – Integration PAID’s AuctionInc Shipping Calculator; “takes the guess out of shipping”, and can solve all of these problems for today’s shoppers

December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 13 AuctionInc – Statistics • Over 1,000 Customers • Almost $20 Million in revenue thru PAID’s Cart products in 2013 • Over 2.4 million calls to our API in 2013 • Only known calculator with advanced algorithms for calculating multiple items going in multiple packages. • Year - over - year growth for the last 8 years

Intellectual Property – Summary December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 14 Patents: # 7,324,968, # 7,930,237, # 8,352,357, # 8,521,642 Method and system for Online Shipping Calculator • Methods and systems for improving auction - based online commerce are provided, including methods and systems for facilitating advance, rapid, accurate estimation of shipping costs between a seller and the winner of an online auction. • Methods and systems include an application for facilitating seller estimation of shipping costs, including various components of shipping costs, and for providing to the buyer a shipping estimate based on the circumstances of the buyer and the auction.

Intellectual Property – Summary (cont’d) December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 15 Participants in auctions face certain difficulties: • Determining the actual cost of the item to the buyer, because the actual cost includes not only the price of the item, but also any shipping, handling, taxes, insurance, VAT Tax or other costs. • Sellers offer various promotions, such as free shipping, flat rate shipping, discounts and promotions, which can be very costly to the seller. • A need exists for buyers and sellers on multi - vendor platforms to have access to better information in advance about the real shipping costs for products. • The shipping calculator expedites the checkout process, eliminates overhead costs, and provides a faster delivery of the items purchased, while reducing shopping cart abandonment.

Patent Portfolio • Patent # 7,324,968, – Method and system for improved online auction • Application Filed – March 25, 2002 • Patent Granted – January 29, 2008 • This patent relates to the real - time calculation of shipping costs for items purchased online, including using a zip code as a destination locator. • Patent # 7,930,237, – Continuation Patent for Method and system for improved online auction • Patent Granted – April 19, 2011 • This patent continues with real - time calculation of shipping, but also facilitates rapid and accurate estimation of shipping costs across multiple shipping carriers. December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 16

Patent Portfolio • Patent # 8,352,357, - Continuation Patent for Method and system for improved online auction • Patent Granted – January 8, 2013 • This patent enhances the portfolio by including shipping calculation with taxes, and enhanced shipping promotions. • Patent # 8,521,642, - Continuation Patent for Method and system for improved online auction • Patent Granted – August 27, 2013 • This patent enhances the portfolio improving on the tax factor and multiple - seller offerings . December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 17

eCommerce Activity December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 18 Important U.S. Stats • U.S. Consumers will spend $327 b illion online in 2016, up from $226 billion in 2012. By Forrester Research • 192 million U.S. consumers will shop online in 2016, up 15% from 167 million in 2012. By Forrester Research Global E - Commerce Tops $1 Trillion in 2012 According to data research aggregator eMarketer

Selected Financials Annual Balance Sheet 2013 (YTD) FY 2012 Cash & Investments $ 820,000 $1,576,000 Total Assets $3,106,000 $4,232,000 Total Liabilities $1,421,000 $2,546,000 Total Equity $1,680,000 $ 1,686,000 December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 19 Annual Income Statement 2013 (YTD) FY 2012 Revenue $3,111,800 $13,968,000 Net (LOSS) ($156,100) ($4,146,000)

Selected Financials December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 20 Quarterly Income Statement Q3 – 2013 Q2 – 2013 Q1 – 2013 FY 2012 Revenue $1,111 $1,069 $932 $13,968 Net (LOSS) $127 ($81) ($202) ($4,146)

We are fully committed and focused on the monetization of our patent portfolio with our IP partners; Hunton and Williams LLP December 4, 2013 ©Paid, Inc. 2013 - All rights reserved. 21